SFU 20146

[GRAPHIC LOGO OMITTED]                                             [S H A R E S]
                              NORTH VALLEY BANCORP
                              REDDING, CALIFORNIA

                                                     INCORPORATED UNDER THE LAWS
                                                      OF THE STATE OF CALIFORNIA

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


THIS CERTIFIES THAT




IS THE OWNER OF


                       SHARES OF THE CAPITAL STOCK OF THE
=============================NORTH VALLEY BANCORP===============================
transferable only on the books of this Corporation in person or by attorney upon surrender of this Certificate properly endorsed.

         The amount of capital stock is set forth on the books of the Corporation. The par value of the shares of said stock is set forth in the Articles of Incorporation of the Corporation and the amendments thereto, which are hereby expressly incorporated herein by reference.

         This Certificate is not valid until countersigned and registered by the transfer agent and registrar.

         IN WITNESS WHEREOF the duly authorized officers of the Corporation have hereunto subscribed their names and caused the corporate seal to be hereto affixed.

Dated:


/s/ MICHAEL J. CUSHMAN
-------------------------               COUNTERSIGNED AND REGISTERED
President                                 CHASEMELLON SHAREHOLDER SERVICES, LLC
                                             TRANSFER AGENT AND REGISTRAR

                                        BY
                                                            AUTHORIZED SIGNATORY
/s/ J. M. WELLS, JR.
-------------------------
Secretary

              [CORPORATE SEAL OF NORTH VALLEY BANCORP CALIFORNIA]

                                [INCORPORATED *]

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -- as tenants in common            UNIF GIFT MIN ACT --................CUSTODIAN...............
TENENT    -- as tenants by the entireties                           [CUST]                     [MINOR]
JT TEN    -- as joint tenants with right of                      under Uniform Gifts to Minor
             survivorship and not as tenants                     Act.....................................
             in common                                                            [STATE]
                                             UNIF TRF MIN ACT --..............CUSTODIAN [UNTIL AGE.......]
                                                                    [CUST]
                                                                 ..................UNDER UNIFORM TRANSFERS
                                                                 TO MINORS ACT............................
                                                                                  [STATE]

    ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THROUGH NOT IN THE ABOVE LIST.

       FOR VALUE RECEIVED, ________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------
                                        |
----------------------------------------

--------------------------------------------------------------------------------
  [PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OR ASSIGNEE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                          Shares
--------------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
--------------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
     --------------------------

                                               X
                                                 -------------------------------

                                               X
                                                 -------------------------------
                                                 NOTICE:   THE SIGNATURE(S) TO
                                                           THE ASSIGNMENT MUST
                                                           CORRESPOND WITH THE
                                                           NAME(S) AS WRITTEN
                                                           UPON THE FACE OF THE
                                                           CERTIFICATE IN EVERY
                                                           PARTICULAR, WITHOUT
                                                           ALTERATION OR
                                                           ENLARGEMENT OR ANY
                                                           CHANGE WHATEVER.

By
  --------------------------

THE SIGNATURE SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION [BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17 A.d-15.

This certificate also evidences and entitles the holder hereof to certain rights as set forth in an agreement between North Valley Bancorp and ChaseMellon Shareholder Services, L.L.C. dated as of September 9, 1999 (the "Rights Agreement"), the terms of which are incorporated herein by reference and a copy of which is on file at the principal executive offices of North Valley Bancorp. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. North Valley Bancorp will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights issued to any Person who becomes an Acquiring Person (as defined in the Rights Agreement) may become null and void.